Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017
AS SUPPLEMENTED ON DECEMBER 6, 2017

DATED DECEMBER 18, 2017

OMAM (HFL) Inc., a Delaware corporation, will redeem its membership interests in Heitman LLC, the parent company of the investment sub-advisor and investment sub-sub-advisors to the Fund, pursuant to a Redemption Agreement (the “Transaction”). The Transaction is expected to close by early January 2018.

The Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of (i) the investment sub-advisory agreement among the Trust, First Trust Advisors L.P, the Fund’s investment advisor (“FTA”), and Heitman Real Estate Securities LLC (“HRES”), (ii) the investment sub-sub-advisory agreement among the Trust, FTA, HRES and Heitman International Real Estate Securities HK Limited (“Heitman HK”) and (iii) the investment sub-sub-advisory agreement among the Trust, FTA, HRES and Heitman International Real Estate Securities GmbH (“Heitman GmbH”) (collectively, the “Sub-Advisory Agreements”). As a result, the consummation of the Transaction would cause the Sub-Advisory Agreements to terminate in accordance with their terms.

The Board of Trustees of the Trust recently approved an interim investment sub-advisory agreement and interim investment sub-sub-advisory agreements (collectively, the “Interim Agreements”), which will be entered into effective upon the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment sub-advisory agreement and new investment sub-sub-advisory agreements (collectively, the “New Agreements”) that will be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval. The New Agreements will be substantially similar to the Sub-Advisory Agreements. A special shareholder meeting of the Fund to vote on a proposal to approve the New Agreements is expected to be held in the first half of 2018. There can be no assurance that the shareholders of the Fund will vote to approve the New Agreements.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE